UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 20, 2016

Citigroup Commercial Mortgage Trust 2016-P3

(Exact name of issuing entity)
(Central Index Key number of issuing entity: 0001669393)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)
(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.
(Central Index Key number: 0001541001)

Natixis Real Estate Capital LLC
(Central Index Key number: 0001542256)

Société Générale
(Central Index Key number: 0001238163)

Macquarie US Trading LLC d/b/a Principal Commercial Capital
(Central Index Key number: 0001634437)

The Bank of New York Mellon
(Central Index Key number: 0001497973)

Walker & Dunlop Commercial Property Funding I WF, LLC
(Central Index Key number: 0001617874)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-02	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York		10013
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 13, 2016 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2016 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), C-III Asset Management LLC, as special servicer (the “Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee (the “Trustee”), of Citigroup Commercial Mortgage Trust 2016-P3, Commercial Mortgage Pass-Through Certificates, Series 2016-P3 (the “Certificates”).  The Pooling and Servicing Agreement was previously filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, dated April 21, 2016 and filed with the Securities and Exchange Commission on April 21, 2016.

Certain classes of the Certificates were offered for sale to the public, pursuant to the Depositor’s Prospectus, dated March 29, 2016 (the “Prospectus”) and filed with the Securities and Exchange Commission on April 13, 2016.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2016-P3 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. As of the Closing Date, the assets of the Issuing Entity consist primarily of 37 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 75 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Home Depot - Elk Grove Village (the “Home Depot - Elk Grove Village Mortgage Loan”) is part of a loan combination (the “Home Depot - Elk Grove Village Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Home Depot - Elk Grove Village Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. During the period from the Closing Date to May 18, 2016, the Home Depot - Elk Grove Village Loan Combination was serviced pursuant to the Pooling and Servicing Agreement.

On May 18, 2016, the Home Depot - Elk Grove Village Pari Passu Companion Loan, which is evidenced by the controlling note A-1, was contributed to the commercial mortgage securitization transaction involving the issuance of the CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4 (the “CFCRE 2016-C4 Certificates”), and from and after May 18, 2016, the Home Depot - Elk Grove Village Loan Combination has been (and is expected to continue to be) serviced pursuant to the pooling and servicing agreement governing the issuance of the CFCRE 2016-C4 Certificates, dated as of May 1, 2016 (the “CFCRE 2016-C4 PSA”), between CCRE Commercial Mortgage Securities, L.P., as depositor (the “CFCRE 2016-C4 Depositor”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “CFCRE 2016-C4 Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “CFCRE 2016-C4 Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and U.S. Bank National Association, as certificate administrator and as trustee (in such capacity, the “CFCRE 2016-C4 Trustee”). The CFCRE 2016-C4 Servicer and the CFCRE 2016-C4 Special Servicer are responsible for servicing the Home Depot - Elk Grove Village Mortgage Loan and administering the related mortgaged property, and the CFCRE 2016-C4 Trustee is the mortgagee of record with respect to the Home Depot - Elk Grove Village Mortgage Loan.

The CFCRE 2016-C4 PSA, in the form most recently filed with the Securities and Exchange Commission by the CFCRE 2016-C4 Depositor, is attached hereto as Exhibit 4.1.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 4.1	Pooling and Servicing Agreement governing the issuance of the CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4, dated as of May 1, 2016, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and U.S. Bank National Association, as certificate administrator and as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 20, 2016	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.
	By:	/s/ Paul Vanderslice Name: Paul Vanderslice Title: President

CGCMT 2016-P3 – Form 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	Pooling and Servicing Agreement governing the issuance of the CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4, dated as of May 1, 2016, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and U.S. Bank National Association, as certificate administrator and as trustee.	(E)